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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C 20549
                        ---------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     Of the Securities Exchange Act of 1934
                        ---------------------------------

       Date of Report (Date of earliest event reported) : November 1, 2001
                           --------------------------

                      McClendon Transportation Group, Inc.
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              (Exact name of registrant as specified in its charter


        Nevada                     000-30880                     22-3714235
-----------------------         ----------------          ----------------------
(State of incorporation           (Commission                (I.R.S. Employer
     or organization)             File Number)            Identification Number)


              121 South LaFayette Street, LaFayette, Alabama 36362
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (334-864-9311)

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Item 5.  Other Events and Regulation FD Disclosure.

         It has come to the attention of the Registrant that its initial registration statement filed under the Securities Exchange Act of 1934 (the "Exchange Act") on August 7, 2000, was submitted in accordance with rules applicable to small business issuers, although the Registrant does not qualify as a small business issuer. Although the Registrant believes that the reports it has filed to date pursuant to the Exchange Act were materially accurate when filed, additional information required by applicable Exchange Act rules and forms that do not apply to small business issuers may have been omitted. Accordingly, shareholders, potential investors, and the financial community should be aware that the information presently available through the Registrant's public filings may not be complete.

         The Registrant is in the process of retaining new securities counsel to assist the Registrant in reviewing and amending its filings as quickly as practical. Prior to amending all of its previous filings, the Registrant may continue to submit its quarterly and other reports under the small business rules, to avoid further confusion.


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         Among those amendments will be an amendment to the Registration
Statement, which remains under review by the Securities and Exchange Commission. Once the Registrant has received notification from the Securities and Exchange Commission that it has no further comments to the Registration Statement, the Registrant intends to take steps to commence quotation of its stock on the over-the-counter bulletin board of the National Association of Securities Dealers, Inc. (the "Bulletin Board") or trading on The Nasdaq Stock Market. There can be no assurances as to the time it will take to complete this process, or whether or when the stock will be accepted for quotation or trading by the Bulletin Board or Nasdaq.

         Inquiries concerning this matter may be directed to the President of the Registrant, Mr. James W. McClendon, at (334) 864-9311.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            McClendon Transportation Group, Inc.
                                            ------------------------------------
                                            (Registrant)


Date:    November 9, 2001                   /s/ James W. McClendon
                                            ------------------------------------
                                            James W. McClendon
                                            President